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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                          -----------------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 16, 1997





                           SOLIGEN TECHNOLOGIES, INC.

             (Exact name or registrant as specified in its charter)




           Wyoming                       1-12694               93-1072052
(State or other jurisdiction        (Commission File       (I.R.S. Employer
incorporation or organization)           Number)          Identification No.)


                19408 Londelius St., Northridge, California 91324
                    (Address of principal executive offices)



Registrant's telephone number, including area code:  818-718-1221

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                              SOLIGEN TECHNOLOGIES
                                    FORM 8-K



ITEM 5. OTHER EVENTS.

         On May 16, 1997, the registrant, Soligen Technologies, Inc. (the "Company"), filed with the Securities and Exchange Commission an Issuer Tender Offer Statement on Form 13E-4 and notified the holders of all outstanding warrants (Series A-G) (the "Existing Warrants") of the following amended terms:


        (a) Existing Warrants. As of the date hereof, the Company has the following Warrants outstanding ("Existing Warrants"):

                                  CURRENT TERMS

================================================================================
     Class      Number of Warrants      Exercise Price      Expiration Date
--------------------------------------------------------------------------------
       A             1,195,000               $1.25              4/14/98
--------------------------------------------------------------------------------
       B             1,195,000               $2.50              4/14/98
--------------------------------------------------------------------------------
       C               990,000               $1.50              6/9/97*
--------------------------------------------------------------------------------
       D               198,000               $0.75              6/9/97*
--------------------------------------------------------------------------------
       E             3,325,000               $1.50              1/14/00
--------------------------------------------------------------------------------
       F               532,000               $0.55              1/26/01
--------------------------------------------------------------------------------
       G             2,000,000               $0.90              1/14/00
--------------------------------------------------------------------------------
     Total           9,435,000
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

* Exercise period of Class C and Class D Warrants has been extended to June 30, 1997.

        (b) Amended Terms. The Company is seeking the exercise of all Existing Warrants by amending the terms of the Existing Warrants to include the following exercise and exchange provisions:

             (i) Exercise Offer. The Company is offering the holders of Existing Warrants ("Holders") the option to exercise all Existing Warrants at a reduced exercise price of $0.50 per share. Alternatively, at Holder's option, Holders may exercise Existing Warrants at $0.45 per share if they agree to restrict marketability of the exercised shares for six (6) months from the date of the exercise. This Exercise Offer will be available to Holders if and only if they exercise their Existing Warrants on or prior to June 30, 1997, unless such date is extended by the Company. Partial exercise of a Holder's Existing Warrants according to these terms will be permitted. The exercise period of the Class C

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and Class D Warrants has been extended to June 30, 1997 in order to allow the
Holders of such warrants an opportunity to exercise warrants on these amended terms.

             (ii) Exchange Offer. Alternatively, Holders may exchange their Existing Warrants for Common Stock at the exchange ratios indicated in the following table:

                                 TERMS OF OFFER

================================================================================
   Class             Number of             Exercise                 Exchange
                     Warrants               Price*                    Ratio
                                                                 Warrants/shares
--------------------------------------------------------------------------------
     A               1,195,000               $0.50                    10:1
--------------------------------------------------------------------------------
     B               1,195,000               $0.50                    20:1
--------------------------------------------------------------------------------
     C                 990,000               $0.50                    12:1
--------------------------------------------------------------------------------
     D                 198,000               $0.50                     6:1
--------------------------------------------------------------------------------
     E               3,325,000               $0.50                     8:1
--------------------------------------------------------------------------------
     F                 532,000               $0.50                     2:1
--------------------------------------------------------------------------------
     G               2,000,000               $0.50                     5:1
--------------------------------------------------------------------------------
   Total             9,435,000
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

* Shareholders who agree to restrict their exercised shares' marketability for six (6) months have the right to exercise their warrants for $0.45 per share.

The Exchange Offer will be available if and only if it is exercised on or before June 30, 1997, unless such date is extended by the Company. Partial exchange of a Holder's Existing Warrants according to these terms will be permitted only if the Holder exercises the remaining portion of the Warrants according to the Exercise Offer. Existing Warrants not exercised or exchanged under the Exercise Offer or the Exchange Offer will remain outstanding and, with the exception of Class C and Class D Warrants (which expire at the close of business on June 30, 1997), will remain exercisable in accordance with their original terms.

        (c) Listing of Common Stock. The Common Stock of the Company is listed on the American Stock Exchange, Emerging Company Market. The Existing Warrants are not listed for trading and no market exists for said warrants.

        (d) Purpose.

         The purpose of the Exercise Offer is to assist the Company in raising capital by providing Holders with an incentive to exercise their warrants. As disclosed in the Company's quarterly report on Form 10-QSB for the period ended December 31, 1996, the Company does not expect its current cash reserves to be adequate beyond June 30, 1997. In addition, the Company believes the Exchange and Exercise Offers, if successful, will

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benefit shareholders and the Company by eliminating all or a portion of the
"overhang" of warrants that may constrict stock prices.

         (e) Registration of Shares Issued Upon Exercise or Exchange. Shares of Common Stock issued upon exercise of all Existing Warrants other than Series F Warrants have been registered pursuant to a registration statement on Form S-3 (the "S-3") (Regis. No. 333-3692) filed by the Company and declared effective by the Securities and Exchange Commission (the "Commission") on April 14, 1997. Subject to the six-month restriction on transfer for shares purchased at $0.45 per share, shares of Common Stock issued upon exercise or exchange of Series A, B, C, D, E and G Warrants on the terms described herein are eligible for resale by Holders pursuant to the S-3; provided, that such sales must be conducted in accordance with the prospectus delivery and other requirements applicable to sales under the S-3, as well as the requirements of applicable state Blue Sky laws.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 16, 1997                      SOLIGEN TECHNOLOGIES, INC.
(Date)


                                  By____________________________________
                                    Yehoram Uziel, President, Chief
                                    Executive Officer and Chairman of the
                                    Board of Directors


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